Exhibit 10.1
SERIES C PERPETUAL, CONVERTIBLE, PARTICIPATING PREFERRED STOCK
PURCHASE AGREEMENT
          SERIES C PERPETUAL, CONVERTIBLE, PARTICIPATING PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of March 1, 2009, between AIG CREDIT FACILITY TRUST, a trust established for the sole benefit of the United States Treasury (the “Trust”), and AMERICAN INTERNATIONAL GROUP, INC., a Delaware corporation (the “Company”). In this Agreement, references to the Trust shall include the Trustees acting in their capacities as such trustees as the context may require. Reference is made to Article 1 below for the meaning of certain capitalized terms used herein.
Background
          A. Pursuant to Section 13(3) of the Federal Reserve Act, 12 U.S.C. § 343, the Board of Governors of the Federal Reserve System determined that unusual and exigent circumstances existed both with respect to the financial condition of the Company and its likely impact on the nation’s economic stability, and the stability of the nation’s financial and banking systems, and authorized the Federal Reserve Bank of New York (the “FRBNY”), subject to certain conditions, to extend credit to the Company pursuant to a credit agreement, dated as of September 22, 2008, between the Company and the FRBNY (as amended from time to time, the “Credit Agreement”).
          B. The Company is obligated under the Credit Agreement to issue the Shares (as defined below) to the Trust for the sole benefit of the United States Treasury, and the issuance of the Shares to the Trust is intended to provide compensation for the assumption of the risks arising from the Credit Agreement and to reduce those risks.
          C. Pursuant to Section 5.11 of the Credit Agreement, the Company and the Trust are entering into this Agreement because the FRBNY has determined that this Agreement is necessary to effect the issuance of the Shares.
          THEREFORE, the parties hereto agree as follows:
Terms and Conditions
1. DEFINITIONS
          Capitalized terms used and not defined in this Agreement shall have the meanings set forth in the Credit Agreement.
          As used in this Agreement, the following terms shall have the meanings set forth below:
“Charter” means the Company’s Restated Certificate of Incorporation, as amended from time to time.
“Common Stock” has the meaning set forth in the Certificate of Designations (as defined in Section 3.2 below).
“Effective Date” means the date on which this Agreement shall have been executed and delivered by all of the parties hereto.

“Equity Units” means the Equity Units issued by the Company pursuant to the Purchase Contract Agreement.
“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization, government or political subdivision thereof, government agency or instrumentality, or any other entity whatsoever.
“Purchase Contract Agreement” means the Purchase Contract Agreement dated May 16, 2008 between the Company and The Bank of New York.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Series C Preferred Stock” means the Series C Perpetual, Convertible, Participating Preferred Stock of the Company, the Certificate of Designations for which is substantially in the form of Exhibit A hereto.
“Series D Preferred Stock” means the Series D Fixed Rate Cumulative Perpetual Preferred Stock of the Company.
“Series D Preferred Stock Purchase Agreement” means the Securities Purchase Agreement dated as of November 25, 2008, between the Company and United States Department of the Treasury.
“Underlying Shares” mean shares of Common Stock or other securities issuable upon conversion of the Series C Preferred Stock.
“SEC” means the U.S. Securities and Exchange Commission or any successor thereto.
“Trustees” means the trustees of the Trust acting in their capacities as such trustees.
“Warrant” means the warrant issued by the Company to the United States Department of the Treasury concurrently with the issuance of the Series D Preferred Stock.
2. PURCHASE OF SERIES C PREFERRED STOCK
     2.1. Agreement to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, on the Closing Date the Company shall issue and sell to the Trust, and the Trust shall purchase (the “Purchase”) from the Company, 100,000 (one hundred thousand) shares of Series C Preferred Stock, par value $5.00 per share (the “Shares”), with an initial liquidation preference equal to $5 (five dollars) per share ($500,000 (five hundred thousand dollars) liquidation preference in the aggregate), at the purchase price of $500,000 (five hundred thousand dollars), with an understanding that additional and independently sufficient consideration was also furnished by FRBNY in the form of its lending commitment under the Credit Agreement (the “Purchase Price”).
     2.2. Payment and Delivery. Payment of the cash portion of the Purchase Price was made to the Company by FRBNY at the closing of the Credit Agreement as a credit against a fee payable by the Company in accordance with Section 4.02(e) of the Credit Agreement. Certificates for the Shares shall be registered for the sole benefit of the United States Treasury in the name of the Trustees in their capacities as trustees of the Trust. The certificates evidencing the Shares shall be delivered to the Trust on the third Business Day immediately succeeding the Effective Date (or such later date as shall be agreed by the parties hereto) (the “Closing Date”), with any stock transfer taxes payable in connection with the transfer

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of the Shares to the Trust duly paid. Such payment and delivery are hereinafter referred to as the “Closing”.
3. CONDITIONS TO PURCHASER’S OBLIGATIONS
          The obligation of the Trust to accept delivery of the Shares on the Closing Date is subject to the following conditions:
     3.1. The Trust shall have received on the Closing Date a certificate, dated the Closing Date and signed by the Chief Executive Officer, the President, any Executive or Senior Vice President or any Vice President and a principal financial or accounting officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct, in all material respects, as of the Closing Date and that the Company has complied, in all material respects, with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.
     3.2. The Company shall have duly adopted and filed with the Secretary of State of the State of Delaware the Certificate of Designations for the Series C Preferred Stock substantially in the form of Exhibit A hereto (the “Certificate of Designations”) and such filing shall have been accepted.
     3.3. The Trust shall have received on the Closing Date an opinion of (i) Sullivan & Cromwell LLP, special counsel for the Company, dated the Closing Date and in form and substance as set forth in Exhibit B and (ii) Kathleen E. Shannon, Senior Vice President, Secretary and Deputy General Counsel of the Company, dated the Closing Date and in form and substance as set forth in Exhibit C.
     3.4. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby, and all documents and instruments incident to such transactions, shall be reasonably satisfactory in substance to the Trust and its counsel.
4. REPRESENTATIONS
          The Company represents and warrants as of the Effective Date and the Closing Date as follows:
     4.1. Organization; Powers. The Company (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite corporate power and authority to own its property and assets and to carry on its business, in all material respects, as now conducted and as proposed to be conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect and (d) has the power and authority to execute, deliver and perform its obligations under this Agreement.
     4.2. Organizational Documents. The Company has made available to the Trust a complete and correct copy of its Charter and bylaws, each as amended to date (the “Organizational Documents”). The Organizational Documents are in full force and effect. The Company is not in violation of any provision of its Organizational Documents.
     4.3. Authorization. The execution, delivery and performance of this Agreement, including the issuance and delivery of the Shares and the conversion thereof into the Underlying Shares, (a) have been duly authorized by all requisite corporate and shareholder

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action (other than the actions contemplated in Sections 6.1, 6.2, 6.3, 6.6, 6.7 (with respect to Board of Director’s approval only) and 6.8 (with respect to clause (ii) of the second sentence only)) and (b) will not to the best knowledge of the Company after due investigation (i) result in the violation by the Company or any Material Subsidiary of (A) any provision of law, statute, rule or regulation that is applicable to the Company, any Material Subsidiary or the transactions contemplated hereby, or of the certificate or articles of incorporation or other constitutive documents or bylaws of the Company or any Material Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Company or any Material Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of, terminate or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to terminate or accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Company or any Material Subsidiary, except in the case of clause (b)(i)(A) for any actual or potential violations disclosed by the Company to the Trust in writing as of the Effective Date and except in the case of clauses (b)(i), (b)(ii) and (b)(iii) as would not, individually or in the aggregate, have a Material Adverse Effect or affect the validity of the Series C Preferred Stock.
     4.4. Enforceability. This Agreement has been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by the Trust) shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that rights to indemnification and contribution may be limited under applicable law.
     4.5. Valid Issuance. When issued in accordance with the terms of this Agreement, the Series C Preferred Stock will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all liens and preemptive rights. The Underlying Shares will be duly and validly reserved for issuance immediately after the Company’s shareholders approve the Charter Amendment (as defined in the Certificate of Designations). When issued and delivered in accordance with the terms of this Agreement and the Series C Preferred Stock, such Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all liens and preemptive rights.
     4.6. Governmental Approvals. Assuming the accuracy of the Trust’s representations and warranties set out in Section 5.1 and Section 5.2 of this Agreement and its compliance with its obligations hereunder, to the best knowledge of the Company after due investigation, no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required to be taken, obtained or made by the Company or any Material Subsidiary in connection with this Agreement, except (a) such as have been made or obtained and are in full force and effect, (b) such as have been disclosed by the Company to the Trust in writing as of the Effective Date, (c) the filings and registrations contemplated by Sections 6.2, 6.6, 7.1 and 7.2 hereof and (d) if the failure to take such action, obtain such consent or approval or register or file with such Governmental Authority could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
5. ACKNOWLEDGMENTS AND AGREEMENTS OF THE TRUST
     5.1. Purchase of Restricted Shares. The Trust acknowledges that the Shares and the Underlying Shares have not been registered under the Securities Act or under any U.S. federal or state securities laws. The Trust (a) is acquiring the Shares pursuant to an exemption from registration under the Securities Act and with no present intention to distribute them to any person in violation of the Securities Act or any applicable U.S. federal or state securities laws, (b) will not sell or otherwise dispose of any of the Shares or the Underlying Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any applicable U.S. federal or state securities laws, and (c) including

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through such advisors that it may retain or consult, has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of the Purchase and of making an informed investment decision.
      5.2. Legends.
     (a) The Trust agrees that all certificates or other instruments representing the Series C Preferred Stock will bear a legend substantially to the following effect:
“THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY OR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.”
     (b) In addition, the Trust agrees that all certificates or other instruments representing the Underlying Shares will bear a legend substantially to the following effect:
“THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER SUCH SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.”
     (c) In the event that any Series C Preferred Stock or Underlying Shares (i) become registered under the Securities Act or (ii) are eligible, in the opinion of counsel to the holder of Series C Preferred Stock reasonably satisfactory to the Company, to be transferred without restriction or any limitation in accordance with Rule 144, the Company shall issue new certificates or other instruments representing such Series C Preferred Stock or Underlying Shares, which shall not contain the applicable legends in Sections 5.2(a) and (b) above; provided that the holder of the Series C Preferred Stock or Underlying Shares, as applicable, surrenders to the Company the previously issued certificates or other instruments.
6. COVENANTS
          The Company covenants and agrees with the Trust that:
      6.1. Board of Directors Resolutions.
          (a) The Board of Directors of the Company (the “Board of Directors”) shall adopt within 45 days of the Effective Date resolutions pursuant to 8 Del. C. § 242(b), in form and substance reasonably satisfactory to the Trustees, to amend (i) the Charter to reduce the par value of the Common Stock to $0.000001 per share, and increase the number of authorized shares of Common Stock to 19 billion (the

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“Common Stock Amendment Proposal”), (ii) the Charter to reduce the par value of the Company’s Serial Preferred Stock (as defined in the Charter) to $0.00004 per share and increase the number of authorized shares of the Company’s Serial Preferred Stock to 13 billion (the “Serial Preferred Stock Amendment Proposal”), (iii) the Certificate of Designations such that (1) the number of shares of Series C Preferred Stock authorized and outstanding upon the effectiveness of the Serial Preferred Stock Amendment Proposal shall be the Number of Underlying Shares (as defined in the Certificate of Designations) as of the effective date of the Serial Preferred Stock Amendment Proposal, (2) the Conversion Ratio (as defined in the Certificate of Designations) as of any date shall equal the quotient obtained by dividing (x) the Number of Outstanding Shares (as defined in the Certificate of Designations) as of such date by (y) the Number of Outstanding Shares as of the effective date of such amendment and (3) the liquidation preference per share of the Series C Preferred Stock shall be $500,000 divided by the Number of Underlying Shares as of the effective date of such amendment (the “Series C Preferred Stock Amendment Proposal” and, collectively with the Common Stock Amendment Proposal and the Serial Preferred Stock Amendment Proposal, the “Special Meeting Shareholder Proposals”), (iv) the Charter (A) to permit the Board of Directors to issue classes of Serial Preferred Stock that are not of equal rank, such that the Board of Directors or a duly authorized committee thereof may, prior to issuance, in the resolution or resolutions providing for the issue of shares of each particular series, provide whether the shares of such series rank senior or junior to any other class of Serial Preferred Stock as to the right to receive dividends and the right to receive payments out of the assets of the Company upon voluntary or involuntary liquidation, dissolution or winding up of the Company and (B) to cause the Series D Preferred Stock and any other series of Serial Preferred Stock subsequently issued to the United States Department of the Treasury to rank senior to the Series C Preferred Stock and any other subsequently issued series of Serial Preferred Stock that is not issued to the United States Department of the Treasury, so that as a result of these amendments the Series C Preferred Stock and any subsequently issued series of Serial Preferred Stock that ranks pari passu with or junior to the Series C Preferred Stock would not be entitled to vote on the subsequent creation or issuance of any such senior Serial Preferred Stock (the “Series D Preferred Stock Amendment Proposal”) and (v) the Charter to eliminate any restriction on the pledging of all or substantially all of the property or assets of the Company (the “Pledging Restrictions Amendment Proposal” and, collectively with the Common Stock Amendment Proposal, the Serial Preferred Stock Amendment Proposal, the Series C Preferred Stock Amendment Proposal and the Series D Preferred Stock Amendment Proposal, the “Charter Amendment Proposals”).
          (b) Pursuant to 8 Del. C. § 242(b) the Board of Directors shall, concurrently with the adoption of the resolutions described in clause (a) above, declare that the Charter Amendment Proposals are advisable and (i) call a special meeting with respect to the Special Meeting Shareholder Proposals or direct that the Special Meeting Shareholder Proposals be considered at an annual meeting of the holders of the Company’s capital stock, as applicable, when so directed by the Trust in accordance with Section 6.2(a) (provided, that the notice for a special meeting or annual meeting described in this clause (a) shall not be given until at least 60 days after the Company’s 2009 Annual Meeting of Shareholders) and (ii) direct that the Series D Preferred Stock Amendment Proposal and the Pledging Restrictions Amendment Proposal (collectively the “General Meeting Shareholder Proposals”) be considered at the next annual meeting of the holders of the Company’s capital stock in accordance with Section 6.2(b).
      6.2. Shareholder Vote.
          (a) The Trust shall have the right, in its sole discretion, by giving a notice in accordance with Section 8.3, to cause the Board of Directors, without regard to any subsequent determination made by the Board of Directors concerning the Special Meeting Shareholder Proposals, to call, give notice of and hold a special meeting of the holders of the Company’s capital stock or, if so elected by the Trust in the notice from the Trust, direct that the Special Meeting Shareholder Proposals be considered at the next annual

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meeting of the holders of the Company’s capital stock following such notice from the Trust, as applicable (provided, that the notice for a special meeting or annual meeting described in this clause (a) shall not be given until at least 60 days after the Company’s 2009 Annual Meeting of Shareholders), with the holders of the Common Stock voting as a separate class in the case of the Common Stock Amendment Proposal and, if applicable, the holders of the Company’s Serial Preferred Stock voting as a separate class in the case of the Serial Preferred Stock Amendment Proposal and, if applicable, the holders of the Series C Preferred Stock voting as a separate class in the case of the Series C Preferred Stock Amendment Proposal, to vote on, among other things, (i) the Common Stock Amendment Proposal, (ii) Serial Preferred Stock Amendment Proposal and (iii) the Series C Preferred Stock Amendment Proposal; provided, that a vote on the Serial Preferred Stock Amendment Proposal and the Series C Preferred Stock Amendment Proposal will only be effective if the Common Stock Amendment Proposal is not approved by the holders of the Common Stock. The Board of Directors shall recommend to the Company’s shareholders that they vote in favor of the Special Meeting Shareholder Proposals. In the event that the approval of all or any portion of the Special Meeting Shareholder Proposals is not obtained at such special shareholders’ meeting, the Trust shall have the right to direct the Company to include a proposal to approve (and the Board of Directors shall recommend approval of) all or such portion of the Special Meeting Shareholder Proposals as the Trust may designate at the next annual meeting of its shareholders and at each subsequent annual meeting of its shareholders until such approval is obtained.
          (b) At and prior to the next annual meeting of the Company’s shareholders following the Closing Date, the Company shall take all action necessary under all applicable laws and regulations and the Company’s Organizational Documents to effect the General Meeting Shareholder Proposals. Such actions shall include, without limitation, the Board of Directors’ calling, giving notice of and holding an annual meeting of the holders of the Company’s capital stock to vote on, among other things the General Meeting Shareholder Proposals and without regard to any subsequent determination made by the Board of Directors concerning the General Meeting Shareholder Proposals. The Board of Directors shall recommend to the Company’s shareholders that they vote in favor of the General Meeting Shareholder Proposals. In the event that the approval of the General Meeting Shareholder Proposals is not obtained at such annual shareholders’ meeting, the Company shall include a proposal to approve such proposals at each subsequent annual meeting of its shareholders, or at any special meeting of the holders of the Company’s capital stock called pursuant to clause (a) above, until such approval is obtained.
          (c) In connection with the special shareholders’ meeting and each annual shareholders’ meeting described in clause (a) or (b) above, the Company shall prepare (and the Trust will reasonably cooperate with the Company to prepare) and file with the SEC a preliminary proxy statement reasonably acceptable to the Trust, shall use its reasonable best efforts to respond to any comments of the SEC or its staff thereon and to cause a definitive proxy statement related to such shareholders’ meeting to be mailed to the Company’s shareholders promptly after clearance thereof by the SEC. The Company shall prepare the preliminary proxy statement describing the Special Meeting Shareholder Proposals as promptly as practicable following the Closing Date, but shall not file it with the SEC unless so directed by the Trust. The Company shall notify the Trust promptly of the receipt of any comments from the SEC or its staff with respect to the proxy statement and of any request by the SEC or its staff for amendments or supplements to such proxy statement or for additional information and will supply the Trust with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to such proxy statement. The Company shall, at its own expense, use its reasonable best efforts to solicit proxies for shareholder approval of the Special Meeting Shareholder Proposals and the General Meeting Shareholder Proposals, including, but not limited to, selecting and retaining a proxy solicitor. If at any time prior to any such shareholders’ meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the

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Company shall as promptly as practicable prepare and mail to its shareholders such an amendment or supplement. Each of the Trust and the Company agrees promptly to correct any information provided by it or on its behalf for use in the proxy statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall as promptly as practicable prepare and mail to its shareholders an amendment or supplement to correct such information to the extent required by applicable laws and regulations. The Company shall consult with the Trust prior to filing any proxy statement, or any amendment or supplement thereto, and provide the Trust with a reasonable opportunity to comment thereon.
          (d) None of the information supplied by the Company or any of the subsidiaries of the Company for inclusion in any proxy statement in connection with any shareholders’ meeting of the Company will, at the date when first mailed to the Company’s shareholders and at the time of any shareholders’ meeting, and at the time of any amendment or supplement thereof after mailing, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
     6.3. Governance. The Company and the Board of Directors shall work in good faith with the Trustees to ensure corporate governance arrangements satisfactory to the Trustees.
     6.4. Regulation. The Company shall use its reasonable best efforts to take all actions necessary or appropriate to obtain any regulatory approvals, notices, waivers or consents related to the issuance and acquisition of the Series C Preferred Stock or the conversion thereof into the Underlying Shares that are reasonably determined by the Company to be material and that have not been obtained on or prior to the Closing Date and shall assist the Trust in such matters.
     6.5. Takeover Laws. The Company will take all actions necessary or expedient in order to exempt the Trust and any department, agency or instrumentality of the United States government and the Trust’s or such other entity’s acquisition and ownership of the Series C Preferred Stock and any Underlying Shares from, and the Trust and any such other entity and such acquisition and ownership from, (i) the requirements of any applicable “moratorium,” “control share,” “fair price” or other anti-takeover laws and regulations of any jurisdiction, including without limitation Section 203 of the Delaware General Corporation Law, and (ii) any other applicable provision of the Organizational Documents of the Company or the comparable organizational documents of any subsidiary of the Company.
     6.6. Additional Issuance of Shares. If a Conversion Date (as defined in the Certificate of Designations) for any of the Shares occurs prior to the issuance of Common Stock on the Third Stock Purchase Date (as defined in the Purchase Contract Agreement) for the Equity Units, then the Company shall, concurrently with each Stock Purchase Date, Early Settlement Date or Cash Merger Early Settlement Date (each as defined in the Purchase Contract Agreement), as applicable, for the Equity Units following such Conversion Date issue to the Trust or to such other Person as the Trust may direct a number of shares of Common Stock equal to the excess of (x) the number of shares of Common Stock the Trust would have received if it had converted such Shares immediately after the issuance of such shares of Common Stock on such Stock Purchase Date, Early Settlement Date or Cash Merger Early Settlement Date over (y) the number of shares of Common Stock received upon the conversion of such Shares by the holder thereof plus the number of shares of Common Stock delivered to the Trust or its designee under this Section 6.6 as a result of any earlier settlement of such Equity Units. Any such shares of Common Stock issued to

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the Trust shall be registered for the sole benefit of the United States Treasury in the name of the Trustees in their capacities as Trustees of the Trust. Any such shares of Common Stock issued to such other Person shall be registered in the name of such other Person as the Trustees may direct in their capacities as Trustees of the Trust.
     6.7. Depositary Shares. Upon request by the Trust in connection with a proposed transfer of the Shares to a third party, the Company shall promptly enter into a depositary arrangement, pursuant to customary agreements reasonably satisfactory to the Trust and with a depositary reasonably acceptable to the Trust, pursuant to which the Shares may be deposited and depositary shares, each representing a fraction of a Share or multiple Shares as specified by the Trust, may be issued. From and after the execution of any such depositary arrangement, and the deposit of any Shares pursuant thereto, the depositary shares issued pursuant thereto shall be deemed “Series C Preferred Stock” and, as applicable, “Registrable Securities” for purposes of this Agreement.
     6.8. Issuance of Securities. So long as the equity ownership of the Trust, determined as the sum of the number of shares of Common Stock received upon the conversion of the Series C Preferred Stock and still owned by the Trust and the product of the aggregate number of shares of Series C Preferred Stock owned by the Trust and the Conversion Ratio (whether or not shares of Series C Preferred Stock are then convertible), shall equal or exceed 50% of the Number of Underlying Shares (as adjusted pursuant to Section 11(G) of the Certificate of Designations), the Company shall not, without the prior written consent of the Trust, issue or grant (i) any capital stock or equity ownership interest, including any Participating Security (as defined in the Certificate of Designations); (ii) any rights, options, warrants or convertible securities exercisable or exchangeable for or convertible into any capital stock or other equity ownership interest, including any Participating Security; or (iii) any stock appreciation rights, phantom stock rights, or any other profit participation rights, or any rights or options to acquire any such rights, in each case of clauses (i), (ii) and (iii) above, to any Person. Notwithstanding the previous sentence, the Company shall be permitted to issue capital stock (i)(x) to satisfy any security or instrument existing on September 16, 2008 that is exercisable for, convertible into or exchangeable for Common Stock, (y) in respect of equity compensation awards issued in the ordinary course of business under the Company’s Amended and Restated 2007 Stock Incentive Plan or the Company’s Amended and Restated 2002 Stock Incentive Plan or (z) in respect of any tax-qualified plan approved in the ordinary course of business by the Board of Directors that meets the requirements of Sections 401(a) or 423 of the Code and (ii) subsequent to written notice from the Trust that the Company’s corporate governance arrangements are satisfactory to the Trustees (x) in respect of equity compensation awards issued under any equity compensation plan (including any material amendments thereto) approved by shareholders after September 16, 2008 in accordance with the shareholder approval requirements of the New York Stock Exchange Listed Company Manual or (y) in any one year, up to 0.5% of the outstanding shares of Common Stock pursuant to any other employee benefit plan, employment contract or similar arrangement that is approved by the Compensation and Management Resources Committee of the Board of Directors.
7. REGISTRATION RIGHTS
     7.1. Registration. Section 4.5 of the Series D Preferred Stock Purchase Agreement is hereby incorporated by reference herein with the amendments to such section as provided in Section 7.2 of this Agreement.
     7.2. Amendments. For purposes of this Agreement the provisions of Section 4.5 of the Series D Preferred Stock Purchase Agreement that are incorporated by reference herein shall be amended as follows:
          (a) “Investor” shall mean the Trust;

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          (b) “Registrable Securities” shall, except for purposes of Section 4.5(a)(vi) of the Series D Preferred Stock Purchase Agreement, mean: (A) the Series C Preferred Stock, (B) the Underlying Shares and (C) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clauses (A) or (B) by way of conversion, exercise or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization. The shares of Series C Preferred Stock and the Underlying Shares shall cease to be Registrable Securities when (1) they are sold pursuant to Rule 144 or an effective registration statement under the Securities Act, (2) except as provided in Section 4.5(o) of the Series D Preferred Stock Purchase Agreement, they may be sold pursuant to Rule 144 without limitation thereunder on volume or manner of sale, (3) they shall have ceased to be outstanding or (4) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities. No such Registrable Securities may be registered under more than one registration statement at any one time;
          (c) The provisions of Section 4.5 of the Series D Preferred Stock Purchase Agreement applicable to the Warrant shall not apply;
          (d) “$200 million” in the eighth line of Section 4.5(a)(ii) of the Series D Preferred Stock Purchase Agreement shall be revised to “$100 million”;
          (e) “and (2) not more than three times in any 12-month period” beginning in the twelfth line of Section 4.5(a)(iii) of the Series D Preferred Stock Purchase Agreement shall be revised to “and (2) not more than two times in any 12-month period”;
          (f) a new parenthetical is added to the end of Section 4.5(a)(vi)(B) of the Series D Preferred Stock Purchase Agreement so that the end of subclause (B) shall read “(for the purposes of this subclause (B) only, as each term is defined in the Series D Preferred Stock Purchase Agreement)”;
          (g) a new subclause (C) is added to Section 4.5(a)(vi) and current subclause (C) is changed to (D). New subclause (C) shall read: “(C) then the Registrable Securities of the Trust and all other Holders who have received Registrable Securities from the Trust and who have requested inclusion of Registrable Securities pursuant to Section 4.5(a)(ii) or Section 4.5(a)(iv), as applicable, pro rata on the basis of the aggregate number of such securities or shares owned by each such person, and”;
          (h) “members and former members” in the second line of Section 4.5(e) of the Series D Preferred Stock Purchase Agreement shall be revised to “members, former members and trustees (both individually and in their fiduciary capacities)”;
          (i) “representatives and Affiliates” in the third line of Section 4.5(g)(i) of the Series D Preferred Stock Purchase Agreement shall be revised to “representatives, trustees (both individually and in their fiduciary capacities) and Affiliates”;
          (j) “, joint or several,” in the eighth line of Section 4.5(g)(i) of the Series D Preferred Stock Purchase Agreement shall be revised to “, joint or several, (x) with respect to the Trustees and their agents and representatives, relating to, arising out of or in connection with any registration pursuant to this Agreement or (y)”;
          (k) “not misleading; provided that the Company” in the sixteenth line of Section 4.5(g)(i) of the Series D Preferred Stock Purchase Agreement shall be revised to “not misleading. With respect to clause (x)

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     above, the Company will not, however, be responsible for any losses, claims, damages, actions or liabilities (or costs or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of any Indemnitee. With respect to clause (y) above, the Company”;
     (l) “a liquidation preference or, in the case of Registrable Securities other than Preferred Stock,” beginning in the third line of Section 4.5(h) of the Series D Preferred Stock Purchase Agreement shall be deleted and for the purpose of Section 4.5 the market value of the Series C Preferred Stock shall be the market value of a number of shares of Common Stock issuable upon conversion of such shares of Series C Preferred Stock (whether or not shares of Series C Preferred Stock are then convertible);
     (m) “$200 million” in the fourth line of Section 4.5(h) of the Series D Preferred Stock Purchase Agreement shall be revised to “$100 million”;
     (n) “, in the case of an underwritten offering of Common Stock or Warrants,” in the fifth line of Section 4.5(i) of the Series D Preferred Stock Purchase Agreement shall be deleted; and
     (o) “, in the case of an underwritten offering of Preferred Stock, any preferred stock of the Company, or, in each case,” beginning in the sixth line of Section 4.5(i) of the Series D Preferred Stock Purchase Agreement shall be deleted.
     7.3. Consistency. The Trust agrees that Section 7.1 and Section 7.2 of this Agreement are not inconsistent with or in conflict with Section 4.5 of the Series D Preferred Stock Purchase Agreement.
8. MISCELLANEOUS
     8.1. Amendments; Waivers. This Agreement may be waived or amended solely by a writing executed by all of the parties hereto. In no event shall any rights granted hereunder prevent the parties hereto from waiving or amending in any manner whatsoever the covenants of the Company hereunder.
     8.2. Governing Law; Jurisdiction; Venue or Inconvenient Forum. This Agreement, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, United States federal law and not the law of any State. To the extent that a court looks to the laws of any State to determine or define the United States federal law, it is the intention of the parties hereto that such court shall look only to the laws of the State of New York without regard to the rules of conflicts of laws. The Series C Preferred Stock shall be governed as set forth in the terms thereof. The parties agree that the United States District Court for the Southern District of New York shall have exclusive jurisdiction over any claims arising under this Agreement, including claims for enforcement of the Agreement. Each party hereby waives, to the extent permitted by applicable law, any objection to venue or any defense of inconvenient forum or any personal or subject matter jurisdictional defense in connection with such proceedings in such court.
     8.3. Notices. Any notice which any party hereto may give to the other hereunder shall be in writing and shall be given by hand delivery, first class registered mail, or overnight courier service, or by facsimile transmission confirmed by one of the aforesaid methods, sent,

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if to the Company:
American International Group, Inc.
70 Pine Street, New York, New York 10270
Attention: General Counsel
Facsimile: (212) 785-2175
Telephone: (212) 770-7000
with a copy to:
Sullivan & Cromwell LLP
125 Broad Street, New York, New York 10004
Attention: Robert W. Reeder III, Michael M. Wiseman
Facsimile: (212) 558-3588
Telephone: (212) 558-4000
if to the Trust:
AIG Credit Facility Trust
c/o Kevin F. Barnard
Arnold & Porter LLP
399 Park Avenue
New York, New York 10022
Facsimile : (212) 715-1399
Telephone: (212) 715-1000
with copies to the Trustees, to the addresses and facsimile numbers that each
Trustee has provided to the Company in writing on the Effective Date, or to such other address and facsimile number as such party may hereafter specify for the purpose of notices to the other party. All notices hereunder shall be effective upon receipt.
     8.4. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.
     8.5. Business Day. To the extent that any deadline or date of performance of any right or obligation set forth herein shall fall on a day other than a Business Day, then such deadline or date of performance shall automatically be extended to the next succeeding Business Day.
     8.6. Entire Agreement. This Agreement, together with the Certificate of Designations, constitutes the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement, together with the Certificate of Designations. Nothing in this Agreement, together with the Certificate of Designations,

12

expressed or implied, is intended to confer upon any Person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder) any rights, remedies, obligations or liabilities under or by reason of this Agreement, together with the Certificate of Designations.
     8.7. Remedies. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto (a) will, to the extent permitted by law, waive, in any action for specific performance, the defense of adequacy of a remedy at law and (b) shall, to the extent permitted by law, be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to an order compelling specific performance of this Agreement in any action instituted in the United States District Court for the Southern District of New York.
     8.8. No Personal Liability by Trustees. It is expressly understood and agreed by the parties hereto that this Agreement is being executed and delivered by the Trustees not individually or personally but solely in their capacities as Trustees in the exercise of the powers and authority conferred and vested in them as such Trustees, and under no circumstances shall any Trustee or former Trustee have any personal liability in the Trustee’s individual capacity in connection with this Agreement or any transaction contemplated hereby.
     8.9. Severability. In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, then to the extent permitted by applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     8.10. Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable or delegable by any party hereto without the prior written consent of the other party, and any attempt to assign or delegate any right, remedy, obligation or liability hereunder without such consent shall be void. Notwithstanding the foregoing the Trust may, without the Company’s consent, transfer or assign (i) all or any part of its rights and remedies under Sections 6.2 and 6.6 of this Agreement to any third party and (ii) all or any part of its rights and remedies under Sections 7.1 and 7.2 of this Agreement as permitted by such Sections.
[Signature Page Follows]

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

AMERICAN INTERNATIONAL GROUP, INC.
By:	/s/ Edward M. Liddy
	Name:	Edward M. Liddy
	Title:	Chairman and Chief Executive Officer

AIG CREDIT FACILITY TRUST
By:	/s/ Jill M. Considine
	Name:	Jill M. Considine
	Title:	Trustee

By:	/s/ Chester B. Feldberg
	Name:	Chester B. Feldberg
	Title:	Trustee

By:	/s/ Douglas L. Foshee
	Name:	Douglas L. Foshee
	Title:	Trustee

Signature Page to Series C Perpetual, Convertible, Participating Preferred Stock Purchase Agreement

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EXHIBIT A
[FORM OF SERIES C PERPETUAL, CONVERTIBLE, PARTICIPATING PREFERRED
STOCK CERTIFICATE OF DESIGNATIONS]

CERTIFICATE OF DESIGNATIONS
OF
SERIES C PERPETUAL, CONVERTIBLE, PARTICIPATING PREFERRED STOCK
OF
AMERICAN INTERNATIONAL GROUP, INC.
     American International Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Company”), hereby certifies that the following resolution was adopted by the Board of Directors of the Company (the “Board of Directors”) as required by Section 151 of the General Corporation Law of the State of Delaware at a meeting duly held on March 1, 2009:
     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Restated Certificate of Incorporation, as amended from time to time, the Board of Directors hereby creates a series of Serial Preferred Stock, par value $5.00 per share, of the Company, and hereby states the designation and number of shares, and fixes the voting and other powers, and the relative rights and preferences, and the qualifications, limitations and restrictions thereof, as follows:
Series C Perpetual, Convertible, Participating Preferred Stock:
     Capitalized terms used and not defined have the respective meanings set forth in Section 19.
Section 1. Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of serial preferred stock of the Company a series of preferred stock designated as the “Series C Perpetual, Convertible, Participating Preferred Stock” (the “Series C Preferred Stock”). The authorized number of shares of the Series C Preferred Stock shall be 100,000. Such number of shares may be decreased by resolution of the Board of Directors, subject to the terms and conditions hereof; provided, that no decrease shall reduce the number of shares of Series C Preferred Stock to a number less than the number of shares then outstanding.
Section 2. Dividends and Distributions.
(A) Subject to the rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the Series C Preferred Stock with respect to dividends, the holders of shares of Series C Preferred Stock shall be entitled to receive per share of Series C Preferred Stock when, as and if declared by the Board of Directors or any duly authorized committee of the Board of Directors out of funds legally available for the purpose, on the same date as any dividends are paid on the Common Stock (payable in cash or in kind as applicable, other than in shares of Common Stock or other securities the Company may issue) (each such date being referred to herein as a “Dividend Payment Date”), commencing on the first Dividend Payment Date on or after March 4, 2009, dividends or distributions in an amount (rounded to the nearest cent) equal to the Conversion Ratio on the record date for such dividend or distribution times the amount of the cash dividend per share of Common Stock to be paid on such Dividend Payment Date (and the Conversion Ratio on the record date for such dividend or distribution times the amount (payable in kind) of the non-cash dividend or other distribution, other than a dividend payable in shares of Common Stock or in other securities the Company may issue, to be paid per share of Common Stock on such Dividend Payment Date), whether or not shares of Series C Preferred Stock are convertible as of the applicable record date; provided however that if the aggregate amount of dividends and distributions paid on any Dividend Payment Date with respect to all shares of Series C Preferred Stock then outstanding would exceed the Threshold Percentage of the aggregate amount of dividends and distributions paid with respect to all shares of Series C Preferred Stock then outstanding together with all shares of Common Stock then outstanding, then the amount of dividends and distributions paid per share of Series C Preferred Stock shall be reduced pro rata so that the aggregate amount of dividends and distributions paid on any Dividend Payment Date with respect to all shares of Series C Preferred Stock then outstanding will not exceed the Threshold Percentage of the aggregate amount of dividends and distributions paid with respect to all shares of Series C Preferred Stock then outstanding together with all shares of Common Stock then outstanding. For the avoidance of doubt, the intent of the foregoing is that the dividends or other distributions paid to holders of shares of Series C Preferred Stock (other than a dividend payable in shares of Common Stock or other securities the Company may issue) shall equal the dividends and other distributions that would have been payable with respect to the shares of Common Stock issuable upon conversion of such shares of Series C Preferred Stock (whether or not such shares were convertible as of the applicable record date at the Conversion Ratio), subject to the foregoing proviso.
     The holders of the Series C Preferred Stock agree that, upon the effectiveness of the Ranking Amendment, the Series C Preferred Stock shall rank junior to the Series D Preferred Stock as to the payment of dividends and distributions.
(B) The Company shall not declare or pay a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock or other securities the Company may issue) unless it simultaneously declares and pays such dividend or distribution on the Series C Preferred Stock as provided in paragraph (A) of this Section.
(C) The Board of Directors or any duly authorized committee of the Board of Directors may fix a record date for the determination of holders of shares of Series C Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof and shall be the same as the record date for the determination of holders of shares of Common Stock entitled to receive payment of a concurrent dividend or distribution.

(D) Notwithstanding anything else to the contrary herein, if required by law, the Company (or its agents) shall withhold and backup withhold tax on any payment or distribution on the Series C Preferred Stock, on the Conversion Securities (or in lieu thereof) and on any adjustment to the Conversion Ratio. Such withholding shall be treated for all purposes hereunder as if paid to the holder of such Series C Preferred Stock or Conversion Securities. The Company (or its agents) may (but is not required to) set-off any tax that the Company is required to withhold as a result of a change in the Conversion Ratio against payments of dividends payable on the Series C Preferred Stock and against Conversion Securities deliverable upon the conversion of the Series C Preferred Stock (valued at the Current Market Price Per Share upon conversion).
Section 3. Voting Rights. The holders of shares of Series C Preferred Stock shall have the following voting rights:
(A) Each share of Series C Preferred Stock shall entitle the holder thereof to a number of votes equal to the Conversion Ratio as of the applicable record date on all matters submitted to a vote of the stockholders of the Company having general voting rights, whether or not shares of Series C Preferred Stock are convertible as of such record date; provided however that if the aggregate voting power of the Series C Preferred Stock on any such matter would exceed the Threshold Percentage of the aggregate voting power of the stockholders of the Company entitled to vote on such matter as of such record date, then the voting power per share of Series C Preferred Stock shall be reduced pro rata so that the aggregate voting power of the Series C Preferred Stock on such matter will not exceed the Threshold Percentage of the aggregate voting power of the stockholders of the Company entitled to vote on such matter as of such record date. For the avoidance of doubt, the intent of the foregoing is that the voting power of the holders of shares of Series C Preferred Stock on all matters submitted to a vote of the stockholders of the Company having general voting rights shall equal the voting power of the shares of Common Stock issuable upon conversion of such shares of Series C Preferred Stock (whether or not such shares were convertible as of the applicable record date at the Conversion Ratio), subject to the foregoing proviso.
(B) Except as otherwise provided herein, or in any other Certificate of Designations creating a series of Preferred Stock or as required by law, the holders of shares of Series C Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.
Section 4. Certain Restrictions.
(A) No dividend shall be paid upon, or declared or set apart for, any share of Series C Preferred Stock or any other share of Preferred Stock ranking on a parity with the Series C Preferred Stock as to dividends unless at the same time a like proportionate dividend, ratably in proportion to the respective total amounts to which the holders of all such shares are then entitled, shall be paid upon, or declared and set apart for, all shares of Series C Preferred Stock and Preferred Stock of all series ranking on a parity as to dividends then issued and outstanding and on which dividends are accrued and payable for all dividend periods terminating on or prior to the relevant Dividend Payment Date.
(B) In no event, so long as any shares of Series C Preferred Stock shall be outstanding, shall any dividend, whether in cash or property, be paid or declared, nor shall any distribution be made, on any junior stock, nor shall any shares of any junior stock be purchased, redeemed or otherwise acquired for value by the Company, unless all dividends on the Series C Preferred Stock and any series of Preferred Stock ranking on a parity with the Series C Preferred Stock as to dividends for all past dividend periods and for the then current period shall have been paid or declared and a sum sufficient for the payment thereof set apart, and unless the Company shall not be in default with respect to any of its obligations with respect to any past period with respect to any sinking fund for any series of Preferred Stock ranking on a parity with the Series C Preferred Stock as to dividends. The foregoing provisions of paragraph (B) of this Section 4 shall not, however, apply to a dividend payable on any junior stock, or to the acquisition of shares of any junior stock in exchange for, or through application of the proceeds of the sale of, shares of any other junior stock.
(C) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (B) of this Section 4 and under the applicable provisions of the Charter, purchase or otherwise acquire such shares at such time and in such manner.
Section 5. Reacquired Shares. Shares of the Series C Preferred Stock that are repurchased or otherwise acquired by the Company shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of the Series C Preferred Stock may be reissued only as shares of any series of Preferred Stock other than the Series C Preferred Stock).
Section 6. Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, then, before any distribution or payment shall be made to the holders of any junior stock, the holders of the Series C Preferred Stock and any shares of Preferred Stock ranking on a parity therewith as to liquidation shall be entitled to be paid in full the respective amounts of the liquidation preferences thereof, which in the case of the Series C Preferred Stock shall be $5.00 per share, plus an amount equal to all previously declared and unpaid dividends; provided that the holders of Series C Preferred Stock shall be entitled to receive per share of Series C Preferred Stock no less than an aggregate amount equal to the Conversion Ratio at such time multiplied by the amount to be distributed per share of Common Stock. For the avoidance of doubt, the intent of the foregoing proviso is to result in the distributions made to holders of shares of Series C Preferred Stock at least equaling the payments that would have been payable with respect to the shares of Common Stock issuable upon conversion of such shares of Series C Preferred Stock (whether or not such shares were then convertible at the Conversion Ratio). If such payment shall have been made in full to holders of the Series C Preferred Stock and any series of Preferred Stock ranking on a parity therewith as to liquidation, the remaining assets and funds of the Company shall be distributed among the holders of the junior stock, according to their respective rights and preferences and in each case according to their respective shares. If, upon any liquidation, dissolution or winding up of the affairs of the Company, the amounts so payable are not paid in full to the holders of all outstanding shares of Series C Preferred Stock and any series of Preferred Stock ranking on a parity therewith as to liquidation, the holders of Series C Preferred Stock and any series of Preferred Stock ranking on a parity therewith as to liquidation shall share ratably in any distribution of assets in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the Company, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed a liquidation, dissolution or winding up of the affairs of the Company within the meaning of the foregoing provisions of this Section 6.
     The holders of the Series C Preferred Stock agree that, upon the effectiveness of the Ranking Amendment, the Series C Preferred Stock shall rank junior to the Series D Preferred Stock as to the payment of amounts upon the liquidation, dissolution or winding up of the Company.
Section 7. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series C Preferred Stock shall at the same time become convertible into an amount per share (payable in cash or kind, as applicable), equal to the Conversion Ratio at the effective time multiplied by the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.
Section 8. No Redemption; Perpetual. The shares of Series C Preferred Stock shall not be redeemable, either at the option of the Company or the holders thereof, and are not subject to a sinking fund. The Series C Preferred Stock has no set redemption or repayment date and does not have a maturity.
Section 9. Rank. Subject to the second sentence of this Section 9, the Series C Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, to the extent set forth in this Certificate of Designations on a parity with all series of any other class of the Company’s Serial Preferred Stock. The holders of the Series C Preferred Stock agree that, upon the effectiveness of the Ranking Amendment, the Series C Preferred Stock shall rank junior to the Series D Preferred Stock as to the payment of dividends and the distribution of assets.
Section 10. Amendment. This Certificate of Designations shall not be amended, modified or supplemented in any manner that is adverse to the holders of Series C Preferred Stock without the affirmative vote of the holders of at least 66-2/3% of the outstanding shares of Series C Preferred Stock, voting together as a single class and as a separate class from all other capital stock of the Company. Neither the Charter nor the bylaws of the Company shall be amended, modified or supplemented in any manner, including through a merger, consolidation or other transaction or otherwise, that would materially alter or change the powers, preferences, privileges or rights of the Series C Preferred Stock so as to affect them adversely or in any manner that would eliminate, impair, interfere with, limit, condition or otherwise modify the right of stockholders to act by written consent in lieu of a meeting of stockholders, in each case without the affirmative vote of the holders of at least 66-2/3% of the outstanding shares of Series

C Preferred Stock, voting together as a single class and as a separate class from all other capital stock of the Company. Without the affirmative vote of the holders of at least 66-2/3% of the outstanding shares of Series C Preferred Stock, voting together as a single class and as a separate class from all other capital stock of the Company, neither the Charter nor the bylaws of the Company shall be amended, modified or supplemented in any manner that would eliminate, impair, interfere with, limit, condition or otherwise modify the provisions, or the rights of stockholders, relating to the call (including by stockholders) of special meetings of stockholders.
Section 11. Conversion.
(A) (i) Upon the terms and in the manner set forth herein, each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time or from time to time, in whole or in part, commencing on the effective date of the Charter Amendment upon surrender to the transfer agent which may be maintained for such purpose (the “Conversion Agent”) of the certificate(s) for each share to be converted or, if the shares of Series C Preferred Stock are not in certificated form, upon delivery to the Conversion Agent of a written Notice of Conversion (the date on which the Conversion Agent shall have received a written Notice of Conversion and, if applicable, a surrendered certificate, the “Conversion Date”), into (x) a number of shares of Common Stock equal to the Conversion Ratio (it being agreed that if there is more than one class or series of Common Stock the holder shall be entitled to elect in its sole discretion which class or series, or combination thereof, shall be issued upon conversion hereof), plus (y) to the extent the Conversion Date falls on or after the close of business on a record date (or record dates) for the related payment of dividends and before the relevant payment date(s), a right to receive on the related payment date an amount in cash equal to the amount of cash that would have been paid to the holder if the shares of Common Stock received upon conversion had been outstanding on the record date (unless such dividends or distributions are payable in kind in which case they shall be so payable), it being understood and agreed that the Series C Preferred Stock so converted shall not be entitled to any dividends or distributions with respect to such related payment date. If the Company shall fail to deliver any of the amounts or property described in clause (y), such failure shall not affect the validity of the issuance of any securities pursuant to clause (x) and the Company shall continue to be required to deliver the amounts or property contemplated by clause (y). Upon conversion by the holder of Series C Preferred Stock pursuant to this Section 11 and upon receipt of such payments, such holder shall not be entitled to any future dividends, distributions or other payments otherwise payable on shares of Series C Preferred Stock pursuant to Section 2 hereof with respect to shares of Series C Preferred Stock so converted (for the avoidance of doubt, nothing herein shall affect the right of such holder to receive dividends on any shares of Common Stock or other securities deliverable upon conversion of any shares of Series C Preferred Stock, the record date for which occurs after the Conversion Date).
     (ii) In order to convert shares of Series C Preferred Stock pursuant to Section 11, the holder thereof shall deliver a properly completed and duly executed Notice of Conversion (as set forth in the form of Series C Perpetual, Convertible, Participating Preferred Stock certificate attached hereto). Each holder of Series C Preferred Stock shall (A) deliver a Notice of Conversion to the Conversion Agent specifying the name or names in which such holder wishes to register such shares of Common Stock issuable upon such conversion on the stock ledger of the Company, (B) if such shares of Series C Preferred Stock are evidenced by a certificate, surrender the certificate for such shares of Series C Preferred Stock to the Conversion Agent, accompanied, if so required by the Conversion Agent, by a written instrument or instruments of transfer in form reasonably satisfactory to the Conversion Agent duly executed by the holder or its attorney duly authorized in writing, or if such shares of Series C Preferred Stock are not evidenced by a certificate, deliver to the Conversion Agent a written instrument or instruments of transfer in form reasonably satisfactory to the Conversion Agent duly executed by the holder or its attorney duly authorized in writing, and (C) subject to Section 11(I) hereof, pay any transfer or similar tax required hereby; provided that such transfer or similar tax may, at the option of such holder and in lieu of any payment in cash, be paid through a reduction of the number of shares of Common Stock received upon such conversion, valued at the Current Market Price Per Share (as defined herein).
(B) Whenever a holder converts the Series C Preferred Stock in whole or in part, it may assign its right to receive the Common Stock or Conversion Securities (as defined below) issuable upon such conversion to any other Person, subject to the provisions of Section 11(I) and Section 13 hereof.
(C) The Company covenants and agrees that all shares of Common Stock or other securities that may be issued upon conversion of the Series C Preferred Stock (the “Conversion Securities”) will, upon issuance, be validly authorized, issued and outstanding, fully paid and nonassessable, free of preemptive rights and free from all taxes, liens and charges with respect to the issuance thereof (other than liens or charges created by the holder of the Series C Preferred Stock, income and franchise taxes incurred in connection with the conversion of the Series C Preferred Stock or taxes in connection with any transfer occurring prior to or contemporaneously therewith).
(D) If the shares of Common Stock or other Conversion Securities are then listed or quoted on a national securities exchange or a regional securities exchange, all such securities issuable upon conversion shall, upon issuance, also be so listed or quoted.
(E) The Company will at all times after the effective date of the Charter Amendment while the Series C Preferred Stock is outstanding (the “Conversion Period”), have authorized and reserved solely for purposes of the conversion hereof, free from preemptive rights, a sufficient number of shares of its Common Stock or other Conversion Securities to provide for the conversion in full of the Series C Preferred Stock. If at any time during the Conversion Period the number of authorized but unissued shares of Common Stock or other Conversion Securities shall not be sufficient to permit conversion in full of the Series C Preferred Stock, the Company will as promptly as practicable take such corporate action as shall be necessary to increase its authorized but unissued shares of Common Stock or other Conversion Securities to such number of shares as shall be sufficient for such purposes.
(F) If at any time the Conversion Securities shall include any shares or other securities other than shares of Common Stock, or any other property or assets, the terms of the

Series C Preferred Stock shall be modified or supplemented (and in the absence of express written documentation thereof, shall be deemed to be so modified or supplemented), and the Company shall take all actions as may be necessary to preserve, in a manner and on terms as nearly equivalent as practicable to the provisions of the Series C Preferred Stock as they apply to the Common Stock, the rights of the holder hereof, including any equitable replacements of the term “Common Stock” with the term “Conversion Securities” and adjustments of any formula included herein.
(G) The Company will not, by amendment of its Charter, bylaws or other governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of the Series C Preferred Stock and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holder against impairment or dilution consistent with the intent and principles expressed herein. If any event or occurrence shall occur (including without limitation, stock dividends and stock splits) as to which the failure to make any adjustment to the Number of Outstanding Shares, the Conversion Ratio and/or the number of shares or other assets or property issuable upon conversion of the Series C Preferred Stock would adversely affect the conversion rights or value represented by the Series C Preferred Stock, including any issuance of Common Stock or Participating Securities, then, in each such case, the Board of Directors, acting in good faith, shall determine the adjustment, if any, on a basis consistent with the essential intent and principles herein, necessary to preserve, without dilution, the conversion rights and value represented by the Series C Preferred Stock. Notice of each such determination shall be given to each holder of the Series C Preferred Stock within 10 days of such determination in the manner set forth in Section 17. For so long as the Trust holds any shares of Series C Preferred Stock, the trustees of the Trust may object in writing to the Board of Directors’ determination within 10 Business Days of receipt of written notice thereof. If the Board of Directors and the trustees of the Trust are unable to agree on the adjustment during the 10-Business Day period following the delivery of the trustees’ objection, the Appraisal Procedure may be invoked by either party to determine the adjustment by delivery of a written notification thereof not later than the 30th day after delivery of the trustees’ objection. “Appraisal Procedure” means a procedure whereby two independent appraisers, one chosen by the Board of Directors and one by the trustees of the Trust, shall mutually agree upon the adjustment. Each party shall deliver a notice to the other appointing its appraiser within 10 days after the Appraisal Procedure is invoked. If within 30 days after appointment of the two appraisers they are unable to agree upon the adjustment, a third independent appraiser shall be chosen within 10 days thereafter by the mutual consent of such first two appraisers. The decision of the third appraiser so appointed and chosen shall be given within 30 days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount or number, as applicable, by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive upon the Company and the holders of the

Series C Preferred Stock; otherwise, the average of all three determinations shall be binding upon the Company and the holders of the Series C Preferred Stock. The costs of conducting any Appraisal Procedure shall be borne by the Company. Without limiting the foregoing, in the event of any dividend or distribution by the Company of assets or property (including shares of any other Person) on or with respect to the Common Stock, or any exchange of the shares of Common Stock into any other assets, property or securities, the Series C Preferred Stock will be equitably adjusted to permit the holder to receive upon conversion the assets, property or securities that would have been received if the Series C Preferred Stock had been converted immediately prior to the earlier of the record date and the effective date for such dividend, distribution or exchange.
(H) In the event (i) the Company takes a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, (ii) the Company authorizes the granting to the holders of Common Stock (or holders of any other class of Conversion Securities) of rights to subscribe to or purchase any shares of capital stock of any class or securities convertible into any shares of capital stock or of any other right, (iii) the Company authorizes any reclassification of, or any recapitalization involving, any class of Common Stock or any consolidation or merger to which the Company is a party and for which approval of the stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company, (iv) the Company authorizes or consents to or otherwise commences the voluntary or involuntary dissolution, liquidation or winding up of the Company or (v) the Company authorizes or takes any other action that would trigger an adjustment in the Number of Outstanding Shares, the Conversion Ratio or the number or amount of shares of Common Stock or other Conversion Securities issuable upon conversion of the Series C Preferred Stock, the Company shall mail to the holder, at least ten (10) days prior to the earlier of the record date for any such action or stockholder vote and the date of such action, a notice specifying (a) which action is to be taken and the date on which any such record is to be taken for the purpose of any such action, (b) the date that any such action is to take place and (c) the amount and character of any stock, other securities or property, or rights or options with respect thereto, proposed to be issued, granted or delivered to each holder of Common Stock (or holders of any other class of Conversion Securities).
(I) The initial issuance of Common Stock upon any conversion of the Series C Preferred Stock shall be made without charge to the exercising holder for any transfer, stamp or similar tax or for any other governmental charges that may be imposed in connection with the issuance of such stock, and such stock shall be issued in the respective names of, or in such names as may be directed by, the holder; provided, however, that the Company shall not be required to pay any tax or such other charges that may be payable in connection with any transfer involved in the issuance of any such stock, any new shares of Series C Preferred Stock or other securities in a name other than that of the holder upon conversion of the Series C Preferred Stock, and the Company shall not be required to issue or deliver such stock or other securities unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not payable.

(J) If a share of Series C Preferred Stock in certificated form is lost, stolen, mutilated or destroyed, the Company shall, on reasonable and customary terms as to indemnity or other customary administrative matters (which shall, in the case of a mutilated share, include the surrender thereof), issue a new share of Series C Preferred Stock of like number as the share so lost, stolen, mutilated or destroyed. Any such new share shall constitute an original share, whether or not the allegedly lost, stolen, mutilated or destroyed security shall be at any time enforceable by anyone.
(K) The Company will at no time close its transfer books during normal business hours on any Business Day against the transfer of any shares of Common Stock issued or issuable upon the conversion of any Series C Preferred Stock in any manner that interferes with the timely conversion of the Series C Preferred Stock.
(L) Conversion Mechanics.
     (i) A conversion shall be deemed to have been effected at the close of business on the Conversion Date. Immediately upon conversion, the rights of the holders of Series C Preferred Stock converted on the Conversion Date shall cease and the persons entitled to receive the shares of Common Stock upon the conversion of such shares of Series C Preferred Stock shall be treated for all purposes as having become the record and beneficial owners of such shares of Common Stock.
     (ii) As promptly as practicable after the Conversion Date (and in no event more than two (2) Business Days thereafter), the Company shall deliver or cause to be delivered at the office or agency of the Conversion Agent, to, or upon the written order of, the holders of the surrendered shares of Series C Preferred Stock, a notice pursuant to direct registration that a number of fully paid and nonassessable shares of Common Stock have been registered on the books and records of the Company, with no personal liability attaching to the ownership thereof, free of all taxes with respect to the issuance thereof to the extent provided in Section 11(A) and (I), liens, charges and security interests (other than liens or charges created by the holder of the Series C Preferred Stock, income and franchise taxes incurred in connection with the conversion of the Series C Preferred Stock or taxes in connection with any transfer occurring prior to or contemporaneously therewith) and not subject to any preemptive rights, into which such shares of Series C Preferred Stock have been converted in accordance with the provisions of this Section 11 and any cash payable in respect of fractional shares as provided herein. On the relevant payment date following the Conversion Date, the Company shall deliver or cause to be delivered at the office or agency of the Conversion Agent, to, or upon the written order of, the holders of the surrendered shares of Series C Preferred Stock, the amount of cash or other property, if any, due in respect of dividends or other distributions on such surrendered shares, as provided in Section 11(A)(i)(y), payable, in the case of cash dividends or distributions (i) if the holder is the Trust, in immediately available funds, at such account designated by the holder or (ii) otherwise by check delivered to the holder at its address as set forth on the books and records of the Company.
     (iii) Upon the surrender of a certificate representing shares of Series C Preferred Stock that is converted in part, the Company shall deliver or cause to be delivered to the holder a notice that shares of Series C Preferred Stock equal in number to the unconverted shares of Series C Preferred Stock represented by the certificate so surrendered have been registered on the books and records of the Company.
(M) No Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock or other Conversion Securities shall be issued upon the conversion of any shares of Series C Preferred Stock. Instead of any fractional interest in a share of Common Stock or other Conversion Security that would otherwise be deliverable upon the conversion of a share of Series C Preferred Stock, the Company shall pay to the holder of such share of Series C Preferred Stock an amount in cash (computed to the nearest cent) equal to the product of (i) such fraction and (ii) the Current Market Price Per Share on the Trading Day (as defined below) next preceding the day of conversion. For the purposes of any computation under this Section 11, the “Current Market Price Per Share” of the Common Stock or any other security on any Trading Day shall be deemed to be the volume weighted average sales price of the Common Stock or such other security on the New York Stock Exchange on such Trading Day (or, if the Common Stock or such other security is not listed on the New York Stock Exchange, such other national or regional exchange or market in the United States on which the Common Stock or such other security is then listed or quoted) or, if the Common Stock or such other security is not listed or quoted on a national or regional exchange or market, the last quoted price or, if not so quoted, the average of the high bid and low asked prices on such other nationally recognized quotation system then in use in the United States on such Trading Day, or, if the Common Stock or such other security is not quoted on any such quotation system, the average of the closing bid and asked prices on such Trading Day as furnished by a professional market maker selected by the Board of Directors in good faith making a market in the Common Stock or such other security. Any determination of Current Market Price Per Share shall be made without reference to extended or after hours trading.
Section 12. Form.
(A) Series C Preferred Stock shall be initially issued in the form of one or more certificates in definitive, fully registered form with, until such time as otherwise determined by the Company and the Registrar, the restricted shares legend (the “Restricted Shares Legend”), as set forth on the form of Series C Perpetual, Convertible, Participating Preferred Stock certificate attached hereto as Exhibit A (each, a “Preferred Share Certificate”), which is hereby incorporated in and expressly made a part of this Certificate of Designations. The Preferred Share Certificate may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company).
(B) (i) An Officer shall sign the Preferred Share Certificate for the Company, in accordance with the Company’s bylaws and applicable law, by manual or facsimile signature.

     (ii) If an Officer whose signature is on a Preferred Share Certificate no longer holds that office at the time the Transfer Agent authenticates such Preferred Share Certificate, such Preferred Share Certificate shall be valid nevertheless.
     (iii) A Preferred Share Certificate shall not be valid or obligatory until an authorized signatory of the Transfer Agent manually countersigns the Preferred Share Certificate. The signature shall be conclusive evidence that such Preferred Share Certificate has been authenticated under this Certificate of Designations. Each Preferred Share Certificate shall be dated the date of its authentication.
(C) Other than upon original issuance, all transfers, conversions and exchanges of the Series C Preferred Stock shall be made by direct registration on the books and records of the Company.
Section 13. Registration; Transfer.
(A) The Series C Preferred Stock and the Common Stock issuable upon conversion of the shares of Series C Preferred Stock have not been registered under the Securities Act and may not be resold, pledged or otherwise transferred other than (i) pursuant to an exemption from the registration requirements of the Securities Act provided by Rule 144 thereunder, (ii) in accordance with another exemption from the registration requirements of the Securities Act, (iii) to the Company or a subsidiary thereof, or (iv) pursuant to an effective registration statement under the Securities Act, in each case, in accordance with any applicable securities laws of any state of the United States.
(B) Except in connection with a transfer pursuant to an effective registration statement relating to the Series C Preferred Stock and shares of Common Stock issuable on conversion of the Series C Preferred Stock, if shares of Series C Preferred Stock are issued upon the transfer, exchange or replacement of Series C Preferred Stock bearing the Restricted Shares Legend, or if a request is made to remove such Restricted Shares Legend on shares of Series C Preferred Stock, the Series C Preferred Stock so issued shall be subject to the transfer restrictions set forth in the Restricted Shares Legend and such restrictions shall continue to apply unless there is delivered to the Company and the Registrar such satisfactory evidence, which may include an opinion of counsel licensed to practice law in the State of New York, as may be reasonably required by the Company or the Registrar, that such restrictions on transfer are not required to ensure that transfers thereof comply with the provisions of Rule 144 under the Securities Act or that such shares of Series C Preferred Stock are not “restricted securities” within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Registrar, at the direction of the Company, shall notify the holder that such shares of Series C Preferred Stock are no longer subject to the transfer restrictions set forth in the Restricted Shares Legend.
(C) The Company will refuse to register any transfer of Series C Preferred Stock or any Common Stock issuable upon conversion of the shares of Series C Preferred Stock that is not made in accordance with the provisions of the Restricted Shares Legend and pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 or another available exemption from the registration requirements of the Securities Act; provided that the provisions of this paragraph (C) shall not be applicable to any Series C Preferred Stock that is not subject to the restrictions set forth in the Restricted Shares Legend or to any Common Stock that is not subject to the Common Stock Legend.
(D) Each notice of issuance of Common Stock issued upon a conversion of the Series C Preferred Stock prior to the transfer of such Series C Preferred Stock pursuant to Rule 144 or an effective registration statement relating to such Series C Preferred Stock shall be subject to the common stock legend (the “Common Stock Legend”) set forth in Exhibit C hereto and be transferable only in accordance with the Form of Certificate of Transfer for Common Stock set out in Exhibit D. If shares of Common Stock subject to the Common Stock Legend are transferred by such holder, then the holder must deliver to the Registrar a certificate in substantially the form of Exhibit D as to compliance with the restrictions on transfer applicable to such Common Stock and the Registrar shall not be required to register any transfer of such Common Stock not so accompanied by a properly completed certificate. Upon the presentation of satisfactory evidence that the transfer restrictions set forth in Common Stock Legend are no longer required as described above in paragraph (B) of this Section with respect to the Series C Preferred Stock, the Registrar, at the direction of the Company, shall notify the holder that such shares of Common Stock are no longer subject to the transfer restrictions set forth in the Common Stock Legend.
(E) The Company will refuse to register any transfer of the Series C Preferred Stock or the Conversion Securities unless the transferor first pays all transfer taxes or similar taxes required to be paid on such transfer.
Section 14. Transfer Agent, Conversion Agent and Registrar. The duly appointed Transfer Agent, Conversion Agent and Registrar for the Series C Preferred Stock shall be Wells Fargo Bank, N.A. The Company may, in its sole discretion, remove the Transfer Agent in accordance with the agreement between the Company and the Transfer Agent; provided that the Company shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal.
Section 15. Other Rights. The shares of the Series C Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter, the bylaws of the Company or as provided by applicable law.
Section 16. Record Holders. To the fullest extent permitted by applicable law, the Company and the Transfer Agent for Series C Preferred Stock may deem and treat the record holder of any share of the Series C Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Company nor such Transfer Agent shall be affected by any notice to the contrary.
Section 17. Notices. All notices or communications in respect of the Series C Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or given in such other manner as may be permitted in this Certificate of Designations, in the Charter, the bylaws of the Company or by applicable law. Notwithstanding the foregoing, if shares of the Series C Preferred Stock are issued in book-entry form through The Depository Trust Company or any similar facility, such notices may be given to the holders of the Series C Preferred Stock in any manner permitted by such facility.
Section 18. No Preemptive Rights. No holder of any share of Series C Preferred Stock shall be entitled as of right to subscribe for, purchase or receive any shares of stock of any class or any other securities which the Company may issue, whether now or hereafter authorized, and whether such stock or securities be issued for money or for a consideration other than money or by way of a dividend and all such shares of stock or other securities may be issued or disposed of by the Board of Directors to such persons, firms, corporations and associates and on such terms as it, in its absolute discretion, may deem advisable, without offering to stockholders then of record of any share of Series C Preferred Stock upon the same terms or upon any terms.
Section 19. Definitions. (A) The following terms shall have the respective meanings set forth below:
     “2008 Warrants” shall mean the warrant issued by the Company to the United States Department of the Treasury concurrently with the issuance of the Series D Preferred Stock.
     “Business Day” shall mean any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close.
     “Charter” means the Company’s Restated Certificate of Incorporation, as amended from time to time.
     “Charter Amendment” shall mean an amendment to the Charter to reduce the par value of the Common Stock to $0.000001 per share and increase the number of authorized shares of Common Stock to 19 billion.
     “Common Stock” shall mean the common stock, $2.50 par value, of the Company, the common stock of the Company with any other par value or no par value, and all other stock of any class or classes (however designated) of the Company from time to time outstanding, the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends or liquidating distributions after the payment of dividends and distributions on any shares entitled to preference. For purposes of clarification, the Common Stock shall not include the Series C Preferred Stock.
     “Conversion Ratio” as of any date shall mean the quotient obtained by dividing (x) the Number of Underlying Shares as of such date by (y) 100,000.
     “Credit Agreement” means the Credit Agreement, dated as of September 22, 2008, between the Company and Federal Reserve Bank of New York, as amended from time to time.
     “Equity Units” means the Equity Units issued by the Company pursuant to a Purchase Contract Agreement dated May 16, 2008 between the Company and The Bank of New York.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
     “Number of Outstanding Shares” means, as of any date, the number of shares of Common Stock outstanding as of the date hereof plus the number of shares of Common Stock issued on or prior to such date in settlement of the Equity Units.
     “Number of Underlying Shares” means, as of any date, a number of shares of Common Stock equal to the excess of (a) the product of 3.9751244 times the Number of Outstanding Shares as of such date over (b) the sum of (i) 53,798,766 (the number of shares of Common Stock underlying the 2008 Warrants as of the date hereof), (ii) the initial number of shares of Common Stock underlying any warrants or other securities convertible into, exchangeable for or representing the right to receive shares of Common Stock (other than the Series C Preferred Stock and the 2008 Warrants) that are beneficially owned by the Treasury (or any vehicle on its behalf) and (iii) so long as any shares of Series C Preferred Stock are beneficially owned by the Treasury (or any vehicle on its behalf), any shares of Common Stock directly owned by the Treasury (or any vehicle on its behalf ) as of such date other than (A) the shares of Common Stock referred to in (i) and (ii) above and (B) any shares of Common Stock received upon conversion of the Series C Preferred Stock.
     “Officer” means the Chairman, any Vice President, the Treasurer or the Secretary of the Company.
     “Participating Securities” shall mean (i) any equity security (other than Common Stock) that entitles the holders thereof to participate in liquidations or other distributions with the holders of Common Stock or otherwise participate in the capital of the Company other than through a fixed or floating rate of return on capital loaned or invested, and (ii) any stock appreciation rights, phantom stock rights, or any other profit or other economic participation rights with respect to any of the Company’s capital stock or other equity ownership interest, or any rights or options to acquire any such rights.
     “Person” shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof, or any other entity whatsoever.
     “Preferred Stock” means any and all series of preferred stock of the Company, including the Series C Preferred Stock and Series D Preferred Stock.
     “Ranking Amendment” means an amendment to the Charter (A) to permit the Board of Directors to issue classes of Preferred Stock that are not of equal rank, such that the Board of Directors or a duly authorized committee thereof may, prior to issuance, in the resolution or resolutions providing for the issue of shares of each particular series, provide whether the shares of such series rank senior or junior to any other class of Preferred Stock as to the right to receive dividends and the right to receive payments out of the assets of the Company upon voluntary or involuntary liquidation, dissolution or winding up of the Company and (B) to cause the Series D Preferred Stock and any other series of Preferred Stock subsequently issued to the United States Department of the Treasury to rank senior to the Series C Preferred Stock and any other subsequently issued series of Preferred Stock that is not issued to the United States Department of the Treasury, so that as a result of these amendments the Series C Preferred Stock and any subsequently issued series of Preferred Stock that ranks pari passu with or junior to the Series C Preferred Stock would not be entitled to vote on the subsequent creation or issuance of any such senior Serial Preferred Stock.
     “Securities Act” means the Securities Act of 1933, as amended from time to time.
     “Series D Preferred Stock” means the Series D Fixed Rate Cumulative Perpetual Preferred Stock of the Company.

     “Threshold Percentage” means a quotient obtained by dividing (x) the Number of Underlying Shares by (y) the sum of the Number of Underlying Shares and the Number of Outstanding Shares and expressed as a percentage.
     “Trading Day” shall mean any day during which the Common Stock or other Conversion Security trades regular way on the New York Stock Exchange or, if the Common Stock or other Conversion Security is not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which the Common Stock or other Conversion Security is then listed or, if the Common Stock or other Conversion Security is not listed on a national or regional securities exchange, on the principal other market on which the Common Stock or other Conversion Security is then traded.
     “Treasury” means either the United States Department of the Treasury or the United States Treasury.
     “Trust” means the AIG Credit Facility Trust, a trust established for the benefit of the United States Treasury, or any successor thereto.
(B) The terms “junior stock” and “sinking fund” shall have the respective meanings set forth in subdivision (7) of Article Four of the Charter.

'

     IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed on its behalf by its _______ and attested by its Secretary this ___th day of March, 2009.

AMERICAN INTERNATIONAL GROUP, INC.
By:
Name:
Title:

ATTEST:

Name:
Title: Secretary

Signature Page to Certificate of Designations of Series C Perpetual, Convertible,
Participating Preferred Stock of American International Group, Inc.

2

EXHIBIT A
FORM OF SERIES C PERPETUAL, CONVERTIBLE, PARTICIPATING PREFERRED STOCK

Number:	Shares

CUSIP NO.:

Series C Perpetual, Convertible, Participating Preferred Stock
(par value $5.00 per share)
(liquidation preference $5.00 per share)
OF
AMERICAN INTERNATIONAL GROUP, INC.
FACE OF SECURITY
TRANSFERS OF THIS CERTIFICATE OR PORTIONS THEREOF SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS REFERRED TO BELOW.
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.
THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY OR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

AMERICAN INTERNATIONAL GROUP, INC., a Delaware corporation (the “Company”), hereby certifies that AIG Credit Facility Trust or its registered assigns (the “Holder”) is the registered owner of a number of fully paid and non-assessable shares of preferred stock of the Company designated the Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and liquidation preference $5.00 per share (the “Series C Preferred Stock”), specified above. The shares of Series C Preferred Stock are transferable on the books and records of the Registrar, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Series C Preferred Stock represented hereby are specified in and shall in all respects be subject to the provisions of the Certificate of Designations of the Company dated March 4, 2009, as the same may be amended from time to time in accordance with its terms (the “Certificate of Designations”). Capitalized terms used herein but not defined shall have the respective meanings given them in the Certificate of Designations. The Company will provide a copy of the Certificate of Designations to a Holder without charge upon written request to the Company at its principal place of business.
Reference is hereby made to select provisions of the Series C Preferred Stock set forth on the reverse hereof, and to the Certificate of Designations, which select provisions and the Certificate of Designations shall for all purposes have the same effect as if set forth at this place.
Upon receipt of this certificate, the Holder is bound by the Certificate of Designations and is entitled to the benefits thereunder.
Unless the Transfer Agent’s Certificate of Authentication hereon has been properly executed, the shares of Series C Preferred Stock evidenced hereby shall not be entitled to any benefit under the Certificate of Designations or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, American International Group, Inc. has executed this certificate as of the date set forth below.

AMERICAN INTERNATIONAL GROUP, INC.
By:
Name:
Title: Dated: ________________

TRANSFER AGENT’S CERTIFICATE OF AUTHENTICATION
This is one of the certificates representing shares of Series C Perpetual, Convertible, Participating Preferred Stock referred to in the within mentioned Certificate of Designations.

WELLS FARGO BANK, N.A., as Transfer Agent
By:
Name:
	Title:	Authorized Signatory
Dated: ________________

REVERSE OF SECURITY
AMERICAN INTERNATIONAL GROUP, INC.
Series C Perpetual, Convertible, Participating Preferred Stock
Dividends on each share of Series C Preferred Stock shall be payable as provided in the Certificate of Designations.
The shares of Series C Preferred Stock shall have the voting rights set forth in the Certificate of Designations.
The shares of Series C Preferred Stock shall not be redeemable or subject to a sinking fund.
The shares of Series C Preferred Stock shall have no maturity.
The shares of Series C Preferred Stock shall be convertible into the Company’s Common Stock in the manner and according to the terms set forth in the Certificate of Designations.
The transfer or exchange of any shares represented by this certificate and the issuance and delivery of shares of Common Stock upon the conversion of all or part of the shares represented by this certificate shall be effected on the books and records of the Company and no certificates representing such shares shall be delivered.
As required under Delaware law, the Company shall furnish to any Holder upon request and without charge, a full summary statement of the designations, voting rights preferences, limitations and special rights of the shares of each class or series authorized to be issued by the Company so far as they have been fixed and determined.

ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(Insert assignee’s social security or other identifying number)

(Insert address and zip code of assignee)

shares of capital stock represented by the within Certificate and hereby irrevocably constitutes and appoints:

agent to transfer the said stock on the books of the Transfer Agent and Registrar with full power of substitution in the premises.
Date:

Signature:

(Sign exactly as your name appears on the other side of this Series C Preferred Stock Certificate)

Signature Guarantee:	[1]

[1]	Signature must be guaranteed by an “eligible guarantor institution” (i.e., a bank, stockbroker, savings and loan association or credit union) meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended from time to time.

NOTICE OF CONVERSION
(To be Executed by the Registered Holder in order to Convert the Series C Preferred Stock)
The undersigned hereby irrevocably elects to convert (the “Conversion”) ___ shares of Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”), represented by stock certificate No(s). ___ (the “Series C Preferred Stock Certificates”) into shares of common stock (the “Common Stock”), of American International Group, Inc. (the “Company”) according to the conditions of the Certificate of Designations dated March 4, 2009 establishing the terms of the Series C Preferred Stock, as such may be amended from time to time (the “Certificate of Designations”), as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. [A copy of each Series C Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).]1
The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Series C Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended from time to time (the “Act”), or pursuant to an exemption from registration under the Act.
[The Company is not required to issue shares of Common Stock until the original Series C Preferred Stock Certificate(s) (or evidence of mutilation, loss, theft or destruction thereof) to be converted are received by the Company or its Transfer Agent.] The Company shall record the issuance of the shares of Common Stock on its books and records by direct registration not later than two business days following receipt of the original Series C Preferred Stock Certificate(s) to be converted or, if the Series C Preferred Stock is not represented by a Series C Preferred Stock Certificate, no later than two business days following receipt of this Notice of Conversion. The holder acknowledges that no certificates shall be issued in respect of the shares of Common Stock or any shares evidenced by Series C Preferred Stock Certificate(s) that are not converted.
Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Certificate of Designations.

Date of Conversion:

Applicable Conversion Ratio:

Number of shares of Series C Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Signature:

Name:

Address:[2]

Fax No.:

[1]	Delete bracketed language if this Notice of Conversion is used with respect to uncertificated shares.

[2]	Address where shares of Common Stock and any other payments or certificates shall be sent by the Company, if applicable.

NOTICE OF CONVERSION
(To be Executed by the Registered Holder in order to Convert the Series C Preferred Stock)
The undersigned hereby irrevocably elects to convert (the “Conversion”) ___ shares of Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”), represented by stock certificate No(s). ___ (the “Series C Preferred Stock Certificates”) into shares of common stock (the “Common Stock”), of American International Group, Inc. (the “Company”) according to the conditions of the Certificate of Designations dated March [3], 2009 establishing the terms of the Series C Preferred Stock, as such may be amended from time to time (the “Certificate of Designations”), as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. [A copy of each Series C Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).][2]

The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Series C Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended from time to time (the “Act”), or pursuant to an exemption from registration under the Act.

[The Company is not required to issue shares of Common Stock until the original Series C Preferred Stock Certificate(s) (or evidence of mutilation, loss, theft or destruction thereof) to be converted are received by the Company or its Transfer Agent.] The Company shall record the issuance of the shares of Common Stock on its books and records by direct registration not later than two business days following receipt of the original Series C Preferred Stock Certificate(s) to be converted or, if the Series C Preferred Stock is not represented by a Series C Preferred Stock Certificate, no later than two business days following receipt of this Notice of Conversion. The holder acknowledges that no certificates shall be issued in respect of the shares of Common Stock or any shares evidenced by Series C Preferred Stock Certificate(s) that are not converted.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Certificate of Designations.

Date of Conversion:

Applicable Conversion Ratio:

Number of shares of Series C Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Signature:

Name:

[2]	Delete bracketed language if this Notice of Conversion is used with respect to uncertificated shares.

Address:[3]

Fax No.:

[3]	Address where shares of Common Stock and any other payments or certificates shall be sent by the Company, if applicable.

EXHIBIT B
FORM OF CERTIFICATE OF TRANSFER FOR SERIES C PREFERRED STOCK
(Transfers pursuant to Section 13 of the Certificate of Designations)
Wells Fargo Bank, N.A., as Transfer Agent
Shareowner Services
161 North Concord Exchange Street
South St. Paul, MN 55075-1139
Attn: Suzanne M. Swits
Re:	American International Group, Inc. Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”)
Reference is hereby made to the Certificate of Designations relating to the Series C Preferred Stock dated March 4, 2009, as such may be amended from time to time (the “Certificate of Designations”). Capitalized terms used but not defined herein shall have the respective meanings given them in the Certificate of Designations.
This letter relates to ___shares of the Series C Preferred Stock (the “Securities”) which are held in the form of [a Preferred Share Certificate bearing/uncertificated shares subject to the restrictions set forth in] the Restricted Share(s) Legend (CUSIP NO. ) in the name of [name of transferor] (the “Transferor”) to effect the transfer of the Securities.
In connection with such request, and in respect of the Securities, the Transferor does hereby certify that the Securities are being transferred (i) in accordance with applicable securities laws of any state of the United States or any other jurisdiction and (ii) in accordance with their terms:
CHECK ONE BOX BELOW:

(1)	☐	pursuant to an exemption from registration under the Securities Act of 1933, as amended from time to time (the “Securities Act”), provided by Rule 144 thereunder;
(2)	☐	in accordance with another exemption from the registration requirements of the Securities Act;
(3)	☐	to the Company or a subsidiary thereof; or
(4)	☐	pursuant to an effective registration statement under the Securities Act.
     Unless one of the boxes is checked, the Transfer Agent will refuse to register any of the Securities in the name of any person other than the registered holder thereof; provided, however, that if box (1) or (2) is checked, the Transfer Agent shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144 under the Securities Act.

[Name of Transferor]
By:
Name:
Title:

Dated:

cc:	American International Group, Inc. 70 Pine Street New York, New York 10270 Attn: Secretary

EXHIBIT C
FORM OF COMMON STOCK LEGEND
“THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER SUCH SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.”

EXHIBIT D
FORM OF CERTIFICATE OF TRANSFER FOR COMMON STOCK
(Transfers pursuant to Section 13 of the Certificate of Designations)
Wells Fargo Bank, N.A., as Transfer Agent
Shareowner Services
161 North Concord Exchange Street
South St. Paul, MN 55075-1139
Attn: Suzanne M. Swits
Re:	American International Group, Inc. Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”)
Reference is hereby made to the Certificate of Designations relating to the Series C Preferred Stock dated March 4, 2009, as such may be amended from time to time (the “Certificate of Designations”). Capitalized terms used but not defined herein shall have the respective meanings given them in the Certificate of Designations.
This letter relates to ___shares of Common Stock (the “Securities”) that were issued upon conversion of the Series C Preferred Stock and which are held in the name of [name of transferor] (the “Transferor”) to effect the transfer of the Securities.
In connection with such request, and in respect of the Securities, the Transferor does hereby certify that the Securities are being transferred (i) in accordance with applicable securities laws of any state of the United States or any other jurisdiction and (ii) in accordance with their terms:
CHECK ONE BOX BELOW:

(1)	☐	pursuant to an exemption from registration under the Securities Act of 1933, as amended from time to time (the “Securities Act”), provided by Rule 144 thereunder;
(2)	☐	in accordance with another exemption from the registration requirements of the Securities Act;
(3)	☐	to the Company or a subsidiary thereof; or
(4)	☐	pursuant to an effective registration statement under the Securities Act.
Unless one of the boxes is checked, the Transfer Agent will refuse to register any of the Securities in the name of any person other than the registered holder thereof; provided, however, that if box (1) or (2) is checked, the Transfer Agent shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144 under the Securities Act.

[Name of Transferor]
By:
Name:
Title:

Dated:
cc:	American International Group, Inc. 70 Pine Street New York, New York 10270 Attn: Secretary

EXHIBIT B
[FORM OF OPINION OF SULLIVAN & CROMWELL LLP]

March 4, 2009
AIG Credit Facility Trust
c/o Kevin F. Barnard
Arnold & Porter LLP
399 Park Avenue
New York, New York 10022,
Ladies and Gentlemen:
     In connection with the purchase today by AIG Credit Facility Trust, a trust established for the benefit of the United States Treasury (the “Trust”), pursuant to the Series C Perpetual, Convertible, Participating Preferred Stock Purchase Agreement, dated as of March 1, 2009 (the “Stock Purchase Agreement”), between the Trust and American International Group, Inc., a Delaware corporation (the “Company”), of 100,000 shares (the “Securities”) of the Company’s Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share (the “Series C Preferred Stock”), we, as counsel for the Company, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, it is our opinion that:
     (1) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware.
     (2) The Company has the corporate power and authority to execute, deliver and perform its obligations under the Stock Purchase Agreement.
     (3) The execution, delivery and performance by the Company of the Stock Purchase Agreement and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate and stockholder action (other than the actions contemplated in Sections 6.1, 6.2, 6.3, 6.6, 6.7 (with respect to Board of Director’s approval only) and 6.8 (with respect to clause (ii) of the second sentence only) of the Stock Purchase Agreement).
     (4) The Stock Purchase Agreement, assuming due authorization, execution and delivery by the Trust, constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; provided, however, that we express no opinion with respect to Sections 6.1, 6.2, 6.3, 6.6, 6.7 and 6.8 of the Stock Purchase Agreement or the indemnification and contribution provisions of

Section 7.1 of the Stock Purchase Agreement or the severability provisions of the Stock Purchase Agreement insofar as Sections 6.1, 6.2, 6.3, 6.6, 6.7 and 6.8 of the Stock Purchase Agreement or the indemnification and contribution provisions of Section 7.1 of the Stock Purchase Agreement are concerned.
     (5) The Securities have been duly authorized and, when issued and authenticated in accordance with the provisions of the Stock Purchase Agreement, will be validly issued, fully paid and nonassessable, and the issuance of such Securities is not subject to any preemptive rights provided for in the Company’s Restated Certificate of Incorporation, as amended to the date of this opinion, or under the General Corporation Law of the State of Delaware.
     (6) Upon approval of the Common Stock Amendment Proposal (as defined in the Stock Purchase Agreement) by the Company’s Board of Directors and stockholders, the Securities will be convertible into shares (the “Shares”) of common stock, par value $2.50 per share (the “Common Stock”), of the Company in accordance with the terms and provisions of the Certificate of Designations relating to the Securities and, when issued upon conversion of the Securities, the Shares will be validly issued, fully paid and nonassessable, and as of the date of this opinion the issuance of such Shares is not subject to any preemptive rights provided for in the Company’s Restated Certificate of Incorporation, as amended to the date of this opinion, or under the General Corporation Law of the State of Delaware.
     The foregoing opinion is limited to the Federal Laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and we are expressing no opinion as to the effect of the laws of any other jurisdiction.
     We have also relied as to certain matters upon information obtained from public officials, officers of the Company and other sources believed by us to be responsible, and we have assumed that the certificates for the Securities conform to the specimen thereof examined by us and have been duly countersigned by a transfer agent and duly registered by a registrar of the Series C Preferred Stock, that the certificates (if any) for the Shares will conform to the specimen thereof examined by us and will be duly countersigned by a transfer agent and duly registered by a registrar of the Common Stock (and if the Shares are issued in uncertificated form, that they will be duly recorded by a transfer agent and duly registered by a registrar thereof), and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.
     This opinion is delivered to you by us as counsel to the Company, is solely for your benefit and may not be delivered or disclosed to any other person without our prior written consent.

Very truly yours,

EXHIBIT C
[FORM OF OPINION OF KATHLEEN E. SHANNON, SENIOR VICE PRESIDENT,
SECRETARY AND DEPUTY GENERAL COUNSEL FOR THE COMPANY]

March 4, 2009
AIG Credit Facility Trust
c/o Kevin F. Barnard
Arnold & Porter LLP
399 Park Avenue
New York, New York 10022,
Ladies and Gentlemen:
     I am Senior Vice President, Secretary and Deputy General Counsel of American International Group, Inc., a Delaware corporation (the “Company”), and, as such, I am generally familiar with the corporate affairs of the Company.
     This opinion is rendered in connection with the purchase today by AIG Credit Facility Trust, a trust established for the benefit of the United States Treasury (the “Trust”), pursuant to the Series C Perpetual, Convertible, Participating Preferred Stock Purchase Agreement, dated as of March 1, 2009 (the “Stock Purchase Agreement”), between the Trust and the Company, of 100,000 shares (the “Securities”) of the Company’s Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share (the “Series C Preferred Stock”). The Securities are being issued pursuant to the Certificate of Designations of the Series C Preferred Stock, as filed by the Company with the Secretary of State of the State of Delaware on March 4, 2009 (the “Certificate of Designations”), and are convertible on the terms set forth in the Certificate of Designations into shares (the “Underlying Shares”) of the Company’s common stock, par value $2.50 per share (the “Common Stock”). This opinion is being delivered pursuant to Section 3.3(ii) of the Stock Purchase Agreement.
     In rendering my opinion, I, as Senior Vice President, Secretary and Deputy General Counsel of the Company, have examined the Stock Purchase Agreement and the Certificate of Designations, and I have examined such corporate records, certificates and other documents, including the Restated Certificate of Incorporation of the Company, as amended and in effect as of the date hereof (the “Charter”), and the By-Laws of the Company, as amended on June 15, 2008 and in effect as of the date hereof (the “By-Laws”), and such questions of law, as I have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, it is my opinion that:

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(1)	The issue and sale of the Securities, the issuance of the Underlying Shares upon conversion of the Securities following the adoption of the Common Stock Amendment Proposal (as defined in the Stock Purchase Agreement) and the performance and compliance by the Company of and with all of the provisions of the Stock Purchase Agreement (other than the actions contemplated in Sections 6.1, 6.2, 6.3, 6.6, 6.7 (with respect to Board of Director’s approval only) and 6.8 (with respect to clause (ii) of the second sentence only) of the Stock Purchase Agreement) and the Certificate of Designations, will not to the best of my knowledge after due investigation (i) result in violation by the Company of (A) any provision of law, statute, rule or regulation applicable to the Company or the transactions contemplated by the Stock Purchase Agreement, (B) any judgment, order or decree of any court or governmental body with jurisdiction over the Company or (C) any provision of any indenture, agreement or other instrument in effect on the date hereof and known to me, to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) be in conflict with, result in a breach of, terminate or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to terminate or accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien (as such term is used in the Stock Purchase Agreement) upon or with respect to any property or assets of the Company, except, in the case of (i)(A) above, for any actual or potential violations disclosed by the Company to the Trust in writing as of the Effective Date (as defined in the Stock Purchase Agreement) and in the case of (i), (ii) and (iii) above, with respect to such breaches, defaults, violations or creation or imposition of any liens that would not individually or in the aggregate have a Material Adverse Effect (as defined in the Stock Purchase Agreement) or affect the validity of the Securities, nor will such action result in any violation of the provisions of the Charter or the By-Laws.
(2)	Assuming the accuracy of the Trust’s representations and warranties set out in Section 5.1 and Section 5.2 of the Stock Purchase Agreement and its compliance with its obligations thereunder, to the best of my knowledge after due investigation, no action, consent or approval of, registration or filing with or any other action by, any court or

3

governmental body with jurisdiction over the Company is or will be required to be taken, obtained or made in connection with the Stock Purchase Agreement, except (a) such as have been made or obtained and are in full force and effect, (b) such as have been disclosed by the Company to the Trust in writing as of the Effective Date, (c) the filings and registrations contemplated by Sections 6.2, 6.6, 7.1 and 7.2 of the Stock Purchase Agreement and (d) if the failure to take such action, obtain such consent or approval or register or file with such court or governmental body could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
     The foregoing opinion is limited to the Federal Laws of the United States, laws of the State of New York and the General Corporation Law of the State of Delaware, and I am expressing no opinion as to the effect of the laws of any other jurisdiction.
     I have also relied as to certain matters upon information obtained from public officials, officers of the Company and other sources believed by me to be responsible, and I have assumed that the certificates for the Securities conform to the specimen thereof examined by me and have been duly countersigned by a transfer agent and duly registered by a registrar of the Securities, that the certificates (if any) for the Underlying Shares will conform to the specimen thereof examined by me and will be duly countersigned by a transfer agent and duly registered by a registrar of the Common Stock (and if the Underlying Shares are issued in uncertificated form, that they will be duly recorded by a transfer agent and duly registered by a registrar thereof), and that the signatures on all documents examined by me are genuine, assumptions which I have not independently verified.
     This opinion is delivered by me, as counsel to the Company, to you, is solely for your benefit and may not be relied upon, or delivered or disclosed to, any other person without my prior written consent.

Very truly yours,